Exhibit 10
                               AGREEMENT No 48-06

Moscow                                                         February, 17 2006

Public corporation " Broadcasting company NTV", the legal person registered and acting under the legislation of the Russian Federation, hereinafter referred to as " Owner ", in the person of the First deputy of the Director General Oleg Adamov acting on the basis of the power of attorney No 46-2005 of March, 14, 2005, on one side, and

(Analiticmedia-Grup) SA, the legal person registered and acting under the legislation of the Republic of Moldova, hereinafter "Buyer", in the person of the Director General Anatoly Golea acting on the basis of the Bylaws, on the other side, jointly named "Parties", have concluded the present Agreement as follows:

1.    CONCEPTS AND DEFINITIONS

In terms of the present Agreement concepts and definitions mentioned below are defined as follows:

(Product): audiovisual product - the television program, the title of which is indicated in Appendix (1) 1 to the present Agreement or defined according to item 3.1.8 of the present Agreement.

(Projection): one telecast and one message for general information on cable television of each issue of Product, where each issue of Products will be accessible for viewing by spectators of any part of Territory once within 24 (Twenty four) hours since the moment of appearance of the given issue of the Product on the channel (NTV-4).

(Territory): territory of the Republic of Moldova.

(License term): since March, 1,2006 till December, 31, 2006.

(Authorised language): Russian.

(Free television): telecast of uncoded television signal of the channel viewing of which is not subject for payment collection (subscription), except for taxes or duties levied by governmental bodies on the television sets owners.

(Subscription television): telecast of the coded television signal of the channel for general information on cable television in analog or digital format distributed on the basis of subscription, viewing of which requires obligatory collection of license fee for reception of one channel or block of channels.

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2. SUBJECT OF THE AGREEMENT

        2.1. According to the conditions of the present Agreement the Owner is obliged to transmit to the Buyer for payment the right for 1 (One) projection of Products (all issues of Products), on free and subscription television on the Territory during the License term, simultaneously with the appearance of the given issue of Product on the channel (NTV-4).

        2.2. Owner grants the Buyer the right for fragmentary use of each of Products with duration of no more than 3 (Three) minutes with the purposes of its announcement and advertising.

        2.3. Owner allows the Buyer placement of the advertisement inside Products in any forms which do not contradict the legislation of the Territory, including in the form of "a running line", and also discontinuing of Products by information reports and news.

     The beginning of the interprogram blocks intended for advertisement placement, should be marked out by the Buyer with the help of special video captions, lasting for not less than 5 (Five) seconds.

3. RIGHTS AND RESPONSIBILITIES OF THE PARTIES

        3.1.    The Owner is obliged:
                ---------------------

        3.1.1.  To grant to the Buyer the Product in Russian.

        3.1.2. To transmit to the Buyer the Product, since the date of commencement of the License term by delivery of the digital television signal of the channel "NTV-4" (satellite "Yamal - 200", position 90 (degree) V.D., reception frequency 11057 MHz, linear vertical polarization, symbolical speed 26,470 Isym/s, FEC 3/4, coding standard MPEG-2, type of signal - digital, clear).
        Technical quality of the television signal should correspond to the obligatory requests of the standards established in the Russian Federation.

        3.1.3. To send to the Buyer the schedule of preventive works for the whole License term not later than within 3 (Three) calendar days since the date of signing of the Agreement.

        3.1.4. To inform the Buyer in case of modifications of parameters of telecasting of the digital television signal of the channel (NTV-4) not later than 15 (Fifteen) working days in advance before the date when indicated changes come into force.

        3.1.5. To send to the Buyer via e-mail (to the e-mail address: program@amg.md) the program of telecasts of the channel "NTV-4" for the next on-air broadcasting week not later than 6 (Six) calendar days in advance. The program of telecasts indicated in the present item represents the technical variant which is not intended for publication in mass media.

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        3.1.6.  To grant the Buyer copies of the documents confirming the rights of the Owner for the Programs, within 7 (Seven) working days since the moment of receiving the reasonable inquiry from the Buyer.

        3.1.7. To draw up the acceptance and conveyance report for Products not later than 5 (Fifth) day of the month following each quarter when the Products are granted, and to send it to the Buyer by registered letter with notification on receipt.

        3.1.8. To send to the Buyer by e-mail (to the address: program@amg.md) the list of programs and films, containing information on the Products forbidden to projection on the Territory not later than 6 (Six) calendar days before the next on-air broadcasting week.

        3.1.9. To grant the Buyer the document issued by the authorized state body of the Russian Federation, confirming the residency of the Owner from which it would be seen, that the Owner is the final recipient of incomes, with the purposes of application by the Buyer of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova (Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions).

        3.1.10. To grant the Buyer the Power of attorney according to the form of Appendix (1) 3 with the purpose of receiving of the Confirmation regarding tax deduction on incomes of the non-resident from taxation authority of the Republic of Moldova as stipulated by item 3.3.10 of the present Agreement.

        3.2.    The owner has the right:
                -----------------------

        3.2.1. To introduce unilaterally respective alterations to Appendix (1) 1 to the present Agreement by means of signing Additional agreements to the present Agreement in case the Products broadcasting by the television channel "NTV-4" is discontinued.

        3.3.    The buyer is obliged:
                ---------------------

        3.3.1. To use Products exclusively as stipulated by the conditions of the present Agreement, and according to item 3.1.8 of the present Agreement not to project films and the programs forbidden to projection on the Territory.

        3.3.2. Within 5 (Five) working days since the moment of receiving the acceptance and conveyance report for Products to sign it or provide reasons for refusal of signing, at the same time sending to the Owner by registered mail with notification on receipt and by fax a copy of the signed Report or reasoned refusal of its signing.

    In case the Buyer within the indicated term does not sign the Report or does not provide reasoned refusal of its signing the report is considered signed by the Buyer.

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        3.3.3.  To pay to the Owner remuneration as stipulated by the conditions of the present Agreement.

        3.3.4. Not to make cutting, reduction and/or editing of Products without receiving preliminary written approval of the Owner, and also in all cases of Products use to save titles and copyright protection sign of the manufacturer, logotype "NTV" in the corner of the screen, other notifications regarding copyright and allied rights.

        3.3.5. To separate Products from other telecasts, films, serials and other products evidently (by initial and final identification captions and logotype) including in case of discontinuing Products projection in connection with advertisement placement.

        3.3.6. To send to the Owner by fax +7(095)725-53-83 and by e-mail special information on Products projection within 5 (Five) working days since the moment of receiving the written enquiry.

        3.3.7. By the Owner's request to send to him by mail and by e-mail within 5 (Five) working days the program of the telecasts published in media on the Territory with the information on Products projection.

        3.3.8. By the Owner's request to grant the Owner within 7 (Seven) calendar days the materials regarding the legislation of the Republic of Moldova concerning all issues connected to the present Agreement.

        3.3.9. To grant to the Owner quarterly but not later than the 1st (First) day of the last month of quarter, since the moment of signing of the Agreement, and during the whole period of its validity the written report on the agreements concluded with third persons according to item 3.4.1 of the present Agreement,.

        The form of the report shall be agreed by the Parties within 1 (One) month since the moment of signing the Agreement.

        3.3.10. Not later than on January, 31, 2007 to grant the Owner the Confirmation on tax deduction on incomes of the non-resident stipulated by the legislation of the Republic of Moldova, subject to the conditions, stated in Appendix (1) 2 to the present Agreement.

        3.4.    The buyer has the right:
                ------------------------

        3.4.1. To transfer to third persons the right of projection on subscription TV stipulated by items 2.1 of the present Agreement, within the limits of License terms on the Territory and ex rights for the further cedation (sublicensing).

                4. THE AMOUNT OF REMUNERATION AND PAYMENT PROCEDURE

        4.1. The sum of remuneration under the present Agreement constitutes 111 111 (One hundred eleven thousand one hundred eleven) US dollars. The sum of remuneration includes the income tax for non-resident at the rate of 10 % (Ten

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percent) which constitutes 11111,09( Eleven thousands one hundred eleven and
09/100) US dollars and is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer.

       The VAT on the territory of the Russian Federation is not collected on the basis of subparagraph 4 item 1 art. 148 of the Tax Code of the Russian Federation.

       The Owner pays bank charges, commissions or other costs levied by the bank - intermediary and banks - agents for transfers by the Buyer of money resources to the Owner.

        4.2. The payment under the present Agreement during License term is made:

for the period since March, 01 till March, 31, 2006 - not later than April, 25, 2006 in the amount 11111,01 (Eleven thousands one hundred eleven and 01/100) US dollars, including the income tax for non-resident at the rate of 10 % (Ten percent) which constitutes 1111,10 (One thousand one hundred eleven and 10/100) US dollars which is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer;

for the period since April, 01 , till June, 30, 2006 - not later than July, 25, 2006 in the amount 33333,33(Thirty three thousands three hundred thirty three and 33/100) US dollars, including the income tax for non-resident at the rate of 10 % (Ten percent) which constitutes 3333,33 (Three thousands three hundred thirty three and 33/100) US dollars which is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer;

for the period since July, 01 , till September, 30, 2006 - not later than October, 25, 2006 in the amount 33333,33(Thirty three thousands three hundred thirty three and 33/100) US dollars, including the income tax for non-resident at the rate of 10 % (Ten percent) which constitutes 3333,33 (Three thousands three hundred thirty three and 33/100) US dollars which is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer;

for the period since October, 01 till December, 31, 2006 - not later than December, 25, 2006 in the amount 33333,33(Thirty three thousands three hundred thirty three and 33/100) US dollars, including the income tax for non-resident at the rate of 10 % (Ten percent) which constitutes 3333,33 (Three thousands three hundred thirty three and 33/100) US dollars which is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer;

        4.3. The payment is carried out on the basis of the Owner's invoice which is put out by the Owner by means of sending it by registered post and the copy of it by fax.

        4.4. The payment is carried out by bank transfer in US dollars. The day of payment is considered the day of money resources receipt at the Owner's account.

5. INSURANCE ARRANGEMENTS

        5.1. Concluding the present Agreement, the Parties confirm, that possess all rights for its fulfillment.

        5.2. The Owner guarantees, that has all rights to the Products being the subject of the present Agreement, and has not transferred them to their third persons by the moment of signing of the present Agreement.

        5.3. The Buyer guarantees in cases stipulated by the legislation of the Republic of Moldova, independently, without engaging Owner, to carry out the award and compensation payment to the owners of allied rights in connection with use of pieces of music in Products, to the company realizing management of the proprietary interests of authors and owners of allied rights on the Territory.

        5.4. In case of requests, claims and/or claims on the part of the third persons challenging possession of the author's and/or allied rights for Products, the Buyer is not accountable, the Owner is obliged to settle these requests, claims and/or claims on its own and at one's own expense, except for cases when such requests, claims and/or claims are caused by the infringement by the Buyer of the conditions of the present Agreement.

        5.5. The buyer guarantees, that has all sanctions and licenses necessary for use of the Products subject to the conditions of the present Agreement.

        5.6. The buyer guarantees, that in case he finds out about any infringement by third persons of the Owner's right regarding the use of Products

(including unauthorized use of Products) on the Territory, the Buyer will immediately notify the Owner on it, indicating circumstances of such infringement which the Buyer will know for that moment, and will take necessary measures for its discontinuance, with the Owner's consent.

6. RESPONSIBILITY OF THE PARTIES

        6.1. In case of default or inadequate fulfillment of the obligations under the present Agreement the Parties bear the property accountability stipulated by the present Agreement and the current legislation of the Russian Federation.

        6.2. For infringement of the terms stipulated by item 4.2 of the present Agreement, the Owner imposes on the Buyer a penalty at the rate of 0,2 % (zero point two percent) from the sum of quarterly remuneration for the rights of Products use per each day of delay.

        6.3. In case of delay by the Buyer of payout period of the remuneration stipulated by item 4.2 of the present Agreement for more than on 20 (Twenty) working days, the Owner has the right to terminate the present Agreement unilaterally, notifying the Buyer in writing in advance not less than 10 (Ten) working days before the moment of cancellation of the Agreement. In this case the Buyer pays the fine at the rate of 100 % (Hundred percent) from the sum of the present Agreement.

        6.4. In case of infringement by the Buyer of item 3.3.1 of the present Agreement the Buyer pays to the Owner the fine at the rate of 100 % (Hundred percent) of the quarterly payment for purchase of rights for Products for each case of infringement and reimburses to the Owner losses in full. In this case, the Owner also has the right to terminate the present Agreement unilaterally, notifying the Buyer in writing in advance not less than 10 (Ten) working days before the moment of cancellation of the Agreement.

        6.5. In case of infringement by the Buyer of items 3.3.4, 3.3.5 of present Agreement the Buyer pays to the Owner the fine at the rate of 500 (Five hundred) US dollars for each case of infringement.

        6.6.    In case of infringement by the Buyer of items 3.3.6, 3.3.7,
3.3.10 of the present Agreement, the Buyer pays to the Owner the fine at the rate of 10 (Ten) US dollars per each day of delay.

        6.7. The Owner is not liable in case of claims regarding incorrect use of Products by the Buyer. The Owner also does not bear the responsibility in case of claims regarding absence of licenses for broadcasting, quality of broadcasting and other issues concerning protection of consumers' rights on the Territory of the Buyer.

        6.8. The fines stipulated by the present Agreement, are applied only in case of sending to the Party, which has infringed corresponding conditions of the present Agreement, of the claim letter from the other Party.

        Fines are paid by the party in fault in US dollars within 10 (Ten) working days since the date of receiving the written claim from the other Party.

        Claim letters and notifications on cancellation of the present Agreement are sent by registered mail or with the courier requiring the signature of the addressee.

        6.9. The payment of fines does not release the Party of fulfillment of the obligations under the present Agreement.

7. FORCE MAJEURE CIRCUMSTANCES

        7.1. The parties are released from the responsibility for partial or complete default of contractual obligations if it was caused by the force majeure circumstances which have arisen after concluding the Agreement.

      Such circumstances include natural disasters, military actions, introduction of the state of emergency, acts of terror, mass rioting, changes in the legislation of country of the Party under the present Agreement and other special and unavoidable under the given conditions circumstances if such circumstances hinder from the fulfillment by the Parties of the obligations.

      Occurrence, action or termination of force majeure circumstances and their duration are confirmed by the document given by the Chamber of Commerce and Industry or other competent authority of the country in which such circumstances have taken place.

        7.2. The party which fails to fulfill the obligations due to the above-stated circumstances, is obliged to notify the other Party about it in writing within 3 (Three) working days since the date of their occurrence.

      Otherwise the Party referring to the force majeure circumstances, is released from the liability for non-fulfillment of the contractual obligations only since the date of notification.

        7.3. The terms of fulfillment of contractual obligations are prolonged for the period of action of the force majeure circumstances under condition of due notification.

8. THE VALIDITY PERIOD OF THE AGREEMENT

        8.1. The present Agreement comes into force since the date of its signing by the Parties and is valid until complete fulfillment by the Parties of the obligations under it.

        8.2.    The agreement can be terminated:

        8.2.1.  under the written agreement of the Parties;

        8.2.2. unilaterally based on the Owner's decision on condition of written notification of the Buyer not less than 30 (Thirty) calendar days prior to the assumed date of cancellation;

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        8.2.3.  unilaterally based on the Buyer's decision on condition of written notification of the Buyer not less than 30 (Thirty) calendar days prior to the assumed date of cancellation;

        8.2.4.  in other cases stipulated by the present Agreement.

9. DISPUTES SETTLEMENT PROCEDURE

        9.1. In case of disputes and disagreements arising between the Parties regarding the agreement or in connection with it, the Parties shall undertake necessary efforts for settlement of the given disputes and disagreements by negotiations.

        9.2. Disputes and disagreements, which the Parties do not manage to settle by negotiations, shall be filed to the Arbitration court of Moscow. The applicable law in proceedings is the law of the Russian Federation, the language of trial - Russian.

10.   OTHER PROVISIONS

        10.1. All modifications and additions to the present Agreement have legal effect and are integral part of it if they are carried out in writing and signed by plenipotentiaries of the Parties.

        10.2. All preliminary correspondence and the negotiations precedent to the conclusion of the present Agreement, lose legal force since the date of its signing by both Parties.

        10.3. All financial arrangements of the present Agreement, and also the contents of negotiations of the Parties while working out the present Agreement and during its realization, are confidential and are not subject to disclosure by the Parties, except for the cases stipulated by the legislation of the Russian Federation or the Republic of Moldova.

        10.4. During the validity period of the present Agreement, on termination of the validity of the present Agreement or after the discontinuance of its action on other reasons, the Parties are obliged to keep confidential concerning the present Agreement and all documents deriving from it.

        10.5.   The present Agreement is signed in 2 (Two) copies in Russian, 1
(One) for the Owner and 1 (One) for the Buyer, and both copies have the same legal effect.

        10.6. The Parties are obliged to inform one another on changes of the legal form of organization, legal and postal addresses, bank essential elements, phone numbers and telefaxes in two-day term.

        10.7. The law of the Russian Federation is the applicable law to the relations of the Parties under the present Agreement.

11.   ADDRESSES, BANK DETAILS AND SIGNATURES OF THE PARTIES:


Owner:
Public corporation " Broadcasting company NTV"
Address: Russia, 103104, Moscow, Tverskoy boulevard, 9, building 1. Post address: Russia, 127427, Moscow, Academic Korolyev street., 12 Bank account: 40702840800000090346
In Gazprombank SWIFT GAZPRUMM
Bank correspondent: DEUTSCHE BANK TRUST COMPANY, AMERICAS NEW YORK 130, Liberty street, New York, NY 10006, USA
SWIFT code: BKTR US 33
Account # 04414534 in favor of Gazprombank
Owner's Signature: Oleg Adamov


Buyer:
"Analiticmedia-Grup" SA
Address: Moldova, Chisinau, 2068, A. Russo street 1, of. 21
Bank details: The Bank of New York, New York
SWIFT IRVTUSN3NXXX
Account: No 890-0068-027 for Banca Sociala
SWIFT BSOC MD XXXX
In favor of "Analiticmedia-Grup" SA
Account No. 2224703036051
Buyer's Signature: Anatoly Golea

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                                                                      Annex No 3
                                                       to the Agreement No 48-06
                                                            of February, 17 2006

                            THE POWER OF ATTORNEY FOR
                             TRANSFER OF AUTHORITIES

Hereby, the Public corporation "Broadcasting company NTV", the legal person registered and acting under the legislation of the Russian Federation, in the person of the First deputy of the Director General Oleg Adamov acting on the basis of the power of attorney (1) 46-2005 of March, 14, 2005, authorizes ((Analiticmedia-Grup)) SA, the legal person registered and acting under the legislation of the Republic of Moldova, being the payer , in the person of the Director General Anatoly Golea acting on the basis of the Charter, for registration on behalf of and in interests of the Public corporation "Broadcasting company NTV" of the necessary documents for receiving from the authorized bodies of the Republic of Moldova of the

Certificate "REGARDING CONFIRMATION OF THE INCOME TAX PAYMENT IN THE REPUBLIC OF MOLDOVA, ACCORDING TO THE CONVENTION (AGREEMENT) ON AVOIDANCE OF DOUBLE TAXATION BETWEEN THE REPUBLIC OF MOLDOVA AND THE RUSSIAN FEDERATION".


The power of attorney is valid till January, 31 2007

(thirty first of January, year two thousand seven)

The first deputy
of the Director General    ________________________ O.A. Adamov

Owner:                                                  Buyer:

Signature: Oleg Adamov                                  Signature: Anatoly Golea

                        Additional agreement No 1 to the
                        Agreement No 48-06 of 17.02.2006

Moscow                                                        October 26,  2006


Public corporation " Broadcasting company", the legal person registered and acting under the legislation of the Russian Federation, hereinafter referred to as " Owner ", in the person of the First deputy of the Director General acting on the basis of the power of attorney (1) 46-2005 of March, 14, 2005, on one side, and
(Analiticmedia Grup) SA, the legal person registered and acting under the legislation of the Republic of Moldova, hereinafter "Buyer", in the person of the Director General acting on the basis of the Charter, on the other side, jointly named "Parties", and separately - "Party" have concluded the present Additional Agreement (1) 1 to the Agreement (1) 48-06 of 17.02.2006 (hereinafter "Agreement" and "Additional Agreement") as follows:

1    to modify Section 1 of the Agreement, stating the concept (License term) in the following wording:
(License term): since March, 01, 2006 till December, 31, 2010 >>.

2. to modify item 2.1. of the Agreement, stating it in the following wording: "2.1. According to the conditions of the present Agreement the Owner is obliged to transmit to the Buyer for payment the exclusive right for 1 (One) projection of Products (all issues of Products), on free and subscription television on the Territory during the License term, simultaneously with the appearance of the given issue of Product on the channel (NTV-4)".

3.   to add to Chapter 3 of the Agreement item 3.3.11. in the following wording:
<< 3.3.11. To undertake all measures stipulated by the legislation of the
Territory, necessary for protection of rights to the Products, received under the present Agreement, and for the discontinuance of unauthorized use of Products by third persons, including on its own behalf and at its own expense, acting on the basis of the power of attorney given by the Owner to file claims and to claim reimbursement of damage, and also to render to the Owner assistance in his activity on protection of legal rights and interests of the Owner on the Territory >>

4.   To exclude from the text of the agreement item 5.6.

5.   To modify item 4.1. of the Agreement, stating it in the following wording:
<<4.1. The payment under the present Agreement amounts:

for the period since March, 01 till December, 31, 2006 111111(One hundred eleven thousands one hundred eleven) US dollars. The payment shall include the income tax for non-resident at the rate of 10 % (Ten percent) which constitutes 11111,10 (and 10/100) US dollars and is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer;
for the period since January, 01 , till December, 31, 2007 - 133333,33 (One hundred thirty three thousands three hundred thirty three and 33/100) US dollars. The payment shall include the income tax for non-resident at the rate of 10 % (Ten percent) which constitutes 13333,33 (Thirteen thousands three hundred thirty three and 33/100) US dollars and is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer;
for the period since January, 01 2008, till December, 31, 2008, since January, 01 2009, till December, 31, 2009 and since January, 01 2010, till December, 31, 2010 the payment sums are established by Additional Agreements, signed by the Parties at the latest on October 31, 2007, October 31, 2008 and October 31, 2009 correspondingly.

     The VAT on the territory of the Russian Federation is not collected on the basis of subparagraph 4 item 1 art. 148 of the Tax Code of the Russian Federation.
The Owner pays bank charges, commissions or other costs levied by the bank - intermediary and banks - agents for transfers by the Buyer of money resources to the Owner".

6. To modify item 4.2. of the Agreement, stating it in the following wording:

"4.2.   The payment under the present Agreement during License term is made:
        for the period since March, 01 till March, 31, 2006 - not later than April, 25, 2006 in the amount 11111,01 (Eleven thousands one hundred eleven and 01/100) US dollars, including the income tax for non-resident at the rate of 10 % (Ten percent) which constitutes 1111,10 (One thousand one hundred eleven and 10/100) US dollars which is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer;
     for the period since April, 01 , till June, 30, 2006 - not later than July, 25, 2006 in the amount 33333,33(Thirty three thousands three hundred thirty three and 33/100) US dollars, including the income tax for non-resident at the rate of 10 % (Ten percent) which constitutes 3333,33 (Three thousands three hundred thirty three and 33/100) US dollars which is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer;
        for the period since July, 01 , till September, 30, 2006 - not later than October, 25, 2006 in the amount 33333,33(Thirty three thousands three hundred thirty three and 33/100) US dollars, including the income tax for non-resident at the rate of 10 % (Ten percent) which constitutes 3333,33 (Three thousands three hundred thirty three and 33/100) US dollars which is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer;

        for the period since October, 01 till December, 31, 2006 - not later than December, 25, 2006 in the amount 33333,33(Thirty three thousands three hundred thirty three and 33/100) US dollars, including the income tax for non-resident at the rate of 10 % (Ten percent) which constitutes 3333,33 (Three thousands three hundred thirty three and 33/100) US dollars which is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer;

        for the period since January, 01 till December, 31, 2007 - quarterly, not later than on 25 day, following the accounting quarter, in the amount 33333,33(Thirty three thousands three hundred thirty three and 33/100) US dollars, including the income tax for non-resident at the rate of 10 % (Ten percent) which constitutes 3333,33 (Three thousands three hundred thirty three and 33/100) US dollars which is paid by the Buyer to the budget of the Republic of Moldova as stipulated by item 2 of article 12 of the Agreement of April, 12, 1996 between the Government of the Russian Federation and the Government of the Republic of Moldova << Regarding the avoidance of double taxation of incomes and property and prevention of tax evasions >> and according to the legislation of the state of registration of the Buyer;

        for the period since January, 01 till December, 31, 2008 and January, 01 till December, 31, 2009 and for the period since January, 01 till December, 31, 2010 - the schedule of payment is defined by the Parties by signing Additional Agreements.

7. To modify Appendix (1) 1 to the Agreement, stating it in the wording of Appendix (1) 1 to the Additional Agreement to the Agreement.

8. The Additional Agreement inures on 01.01.2007, except for item 7 of the Additional Agreement the action of which covers the relations of the Parties since 01.09.2006.

9. In all other cases that are not stipulated by the Additional Agreement, the provisions of the Agreement have the effect.
10. The Additional Agreement is the integral part of the Agreement, signed in 2 (Two) copies, 1 (One) for each of the Parties.


Owner:                                                  Buyer:

Signature: Oleg Adamov                                  Signature: Anatoly Golea

                                                                      Annex No 1
                                         to the Additional Agreement No 1 to the
                                                Agreement No 48-06 of 17.02.2006

                                LIST OF PRODUCTS

-----------------------------------------------------------------------------------------------
          Name of the program                             Name of the program
-----------------------------------------------------------------------------------------------
 1    "TODAY"                                      16    "MAIN ROAD"
-----------------------------------------------------------------------------------------------
 2    "TODAY MORNING"                              17    "ELEMENTS"
-----------------------------------------------------------------------------------------------
 3    "TODAY AT 22-00"                             18    "BAZHENOV'S FAIRY TALES"
-----------------------------------------------------------------------------------------------
 4    "TODAY. SUMMARY PROGRAMME"                   19    "WITHOUT PRESCRIPTION"
-----------------------------------------------------------------------------------------------
 5    "INQUEST HELD..."                            2'J   "INSPECTION"
-----------------------------------------------------------------------------------------------
 6    "SCHOOL OF MALIGNANT GOSSIP"                 21    "LADY'S OPINION"
-----------------------------------------------------------------------------------------------
 7    "OUR DEAREST"                                22    "PROFESSION - THE REPORTER"
-----------------------------------------------------------------------------------------------
 8    "CULINARY DUEL"                              23    "MAXIMUM PROGRAMME"
-----------------------------------------------------------------------------------------------
 9    "APARTMENT ISSUE"                            24    "WILD NATURE"
-----------------------------------------------------------------------------------------------
 10   "EMERGENCY"                                  25    "THEIR CUSTOMS"
-----------------------------------------------------------------------------------------------
 11   " EMERGENCY. WEEK REVIEW"                    26    "PUNISHMENT. RUSSIAN PRISON
                                                         YESTERDAY AND TODAY"
-----------------------------------------------------------------------------------------------
 12   "SHNUR AROUND THE WORLD"                     27    "TWO TRUTHS"
-----------------------------------------------------------------------------------------------
 13   " FRANK CONFESSION"                          28    "AVIATORS"
-----------------------------------------------------------------------------------------------
 14   ((SPECIALLY DANGEROUS!))                     29    "ONE DAY. NEW VERSION"
-----------------------------------------------------------------------------------------------
 15   ((ALL AT ONCE! ))                            30    "SUNDAY EVENING"
-----------------------------------------------------------------------------------------------

                        Additional Agreement No 2 to the
                        Agreement No 48-06 of 17.02.2006
Moscow
                                                               February, 17 2006


Public corporation " Broadcasting company NTV", the legal person registered and acting under the legislation of the Russian Federation, hereinafter referred to as " Owner ", in the person of the First deputy of the Director General Oleg Adamov acting on the basis of the power of attorney (1) 46-2005 of March, 14, 2005, on one side, and
((Analiticmedia-Grup)) SA, the legal person registered and acting under the legislation of the Republic of Moldova, hereinafter "Buyer", in the person of the Director General Anatoly Golea acting on the basis of the Charter, on the other side, jointly named "Parties", and separately - "Party" have concluded the present Additional Agreement (1) 2 to the Agreement (1) 48-06 of
17.02.2006 (hereinafter "Agreement" and "Additional Agreement") as follows:

1. To modify Appendix (1) 1 to the Agreement, stating it in the wording of Appendix (1) 1 to the Additional Agreement (1) 2 to the Agreement.

2. The Additional Agreement (1) 2 inures since the date of signing. The Parties have come to an agreement to extend the conditions of the present Additional Agreement to the relations of the Parties which have arisen since 01.09.2006.

3. In all other cases that are not stipulated by the Additional Agreement (1) 2 the provisions of the Agreement have the effect.

4. The Additional Agreement (1) 2 is the integral part of the Agreement, signed in 2 (Two) copies, 1 (One) for each of the Parties.



Owner:                                              Buyer:


Signature: Oleg Adamov                              Signature: Anatoly Golea

                                                                      Annex No 1
                                       to the Additional agreement _ No 2 to the
                                                Agreement No 48-06 of 17.02.2006

                                LIST OF PRODUCTS
-----------------------------------------------------------------------------------------------
 No         Name of the program                    No           Name of the program
-----------------------------------------------------------------------------------------------
 1    "TODAY"                                      18    "BAZHENOV'S FAIRY TALES"
-----------------------------------------------------------------------------------------------
 2    "TODAY MORNING"                              19    "WITHOUT PRESCRIPTION"
-----------------------------------------------------------------------------------------------
 3    "TODAY AT 22-00"                             20    "INSPECTION"
-----------------------------------------------------------------------------------------------
 4    "TODAY. SUMMARY PROGRAMME"                   21    "LADY'S OPINION"
-----------------------------------------------------------------------------------------------
 5    "INQUEST HELD... "                           22    "THEIR CUSTOMS"
-----------------------------------------------------------------------------------------------
 6    "EMERGENCY. WEEK REVIEW"                     23    " PUNISHMENT. RUSSIAN PRISON
                                                         YESTERDAY AND TODAY"
-----------------------------------------------------------------------------------------------
 7    "CULINARY DUEL"                              24    "PROFESSION - THE REPORTER"
-----------------------------------------------------------------------------------------------
 8    "APARTMENT ISSUE"                            25    "MAXIMUM PROGRAM "
-----------------------------------------------------------------------------------------------
 9    "EMERGENCY"                                  26    "WILD NATURE WITH O. BAZHENOV"
-----------------------------------------------------------------------------------------------
 10   "SCHOOL OF MALIGNANT GOSSIP"                 27    "TWO TRUTHS"
-----------------------------------------------------------------------------------------------
 11   "TOP  SECRET" (EXCEPT FOR                    28    "TO THE BARRIER!"
      ISSUES OF PRODUCTION OF
      1999-2001)
-----------------------------------------------------------------------------------------------
 12   "FRANK CONFESSION"                           29    "CRIMINAL RUSSIA"
-----------------------------------------------------------------------------------------------
 13   ((SPECIALLY DANGEROUS!))                     30    "AVIATORS"
-----------------------------------------------------------------------------------------------
 14   ((ALL AT ONCE!))                             31    "ONE DAY. NEW VERSION"
-----------------------------------------------------------------------------------------------
 15   "MAIN ROAD"                                  32    "SUNDAY EVENING"
-----------------------------------------------------------------------------------------------
 16   "ELEMENTS"                                   33    "SHNUR AROUND THE WORLD"
-----------------------------------------------------------------------------------------------
 17   "RESCUERS"
-----------------------------------------------------------------------------------------------

                                                                      Annex No 2
                                                     to the Agreement No 48 - 06
                                                            of February, 17 2006
Form 3-DTA

The Ministry of Finance of the Republic of Moldova

Nr. ______________________

Nr. ______________________________________


                                   CERTIFICATE
        ----------------------------------------------------------------
        REGARDING CONFIRMATION OF THE INCOME TAX PAYMENT IN THE
        REPUBLIC OF MOLDOVA, ACCORDING TO THE CONVENTION (AGREEMENT) ON AVOIDANCE OF DOUBLE TAXATION BETWEEN THE REPUBLIC OF MOLDOVA AND
        ----------------------------------------------------------------


1. INCOME RECIPIENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Name of the enterprise or surname and name                Identification number


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Title of the registration or                    Number      Date of     Validity
identification document                                     issue


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Street, number        Postal index         Locality           Country


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Name of the bank                Code of the bank


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Bank address                     Bank account number


--------------------------------------------------------------------------------


   2. INCOME PAYER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Name of the enterprise or surname and name          Identification number

--------------------------------------------------------------------------------
      Street, number       Postal index        Locality         Country

--------------------------------------------------------------------------------

3. TAXABLE INCOME

-----------------------------------------------------------------------------------------------
No   Type of the   Date of    Received        Income tax      Deducted and      Received
     income        income     income          rate            transferred       income (net
                   payment    (gross total)   according to    to the            amount)
                                              the             budget
                                              Convention      income tax
-----------------------------------------------------------------------------------------------
1       2             3           4               5             6 = 4 x 5         7 = 4 - 6
-----------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 Total
--------------------------------------------------------------------------------

4. INCOME, RECEIVED IN THE REPUBLIC OF MOLDOVA THROUGH PERMANENT REPRESENTATION

--------------------------------------------------------------------------------
   Annual income        Income tax          Income tax         Net annual
                        rate according      transferred to     income
                        to the              the budget
                        legislation
--------------------------------------------------------------------------------

        1                     2              3 = 1 x 2           4 = 1 - 3
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 5. THE CERTIFICATE OF THE COMPETENT AUTHORITY OF THE REPUBLIC OF MOLDOVA
--------------------------------------------------------------------------------


The competent authority hereby confirms, that in _the year __________ the recipient of the income indicated in the present certificate, has received the income ________ lei or ________ in the Republic of Moldova and has paid the tax _________ lei or ________.

                                                     Surname and name

Place, Date, Signatures

                     DISTRIBUTION AGREEMENT No. HTBM - 117/m

THIS AGREEMENT (the "Agreement") is made on December 29, 2006.

BETWEEN:

NTV Hungary Commercial Limited Liability Company, organized and operating under the laws of the Republic of Hungary and having its legal address at H-1125 Budapest, Kutvolgyi ut 23, Republic of Hungary (hereinafter referred to as the "Licensor"), represented by the Managing Director Csaba Biro, acting on the basis of the Deed of Foundation, and "Analiticmedia-Grup " JSC organized and operating under the laws of Republic Moldova, (hereinafter referred to as the "Licensee"), represented by its General Director Anatoly Golea acting on the basis of the Bylaws, which two entities are jointly referred to as the "Parties", and individually as a "Party".

                                   DEFINITIONS

Channel shall mean Russian language television channel "NTV World"in the as a whole of its programming content, (audiovisual work of definite consistency), including advertising and announcements.

Agreement Term shall mean the effective term hereof commencing January 01, 2007 and ending December 31, 2010. Upon expiration of the Agreement Term or upon any termination hereof for any reason the terms and conditions hereof shall remain in force with regard to any rights or obligations arising hereunder until the same have been discharged in full.

Territory shall mean the geographic boundaries of the Republic of Moldova, their territories and possessions.

Authorized Means shall mean pay cable and satellite television systems.

License shall mean distribution of the Channel during the Term in the Territory by authorized Means.

Licensee's and Sub-Licensee's Cable Network shall mean any cable TV network or microwave multichannel multipoint distribution system (MMDS) or master antenna television system (MATV, SMATV) whose operator has concluded a sub-license distribution agreement with the Agent.

Subscriber shall mean any physical or legal person who is able to receive the Channel based on relevant agreements with the Licensee without the right of its subsequent distribution.

Average number of Subscribers shall mean the number of the Licensee's Subscribers, calculated by addition of the number of Subscribers of the Licensee as of the first day of a Reported Month and the number of Subscribers as of the last day of this Reported Month and division of the figure received by two.

Commercial Subscriber shall mean any person who owns, occupies or operates any premises, establishment or location in the Territory containing rooms or units which are, or which are capable of being made available as temporary or permanent accommodation or as office or business premises including bars, inns, guest houses, boarding houses, hospitals, schools and other places of multiple occupation (but excluding airports).

Subscriber and Commercial Subscriber - collectively referred to as the "Subscriber".

                       1.     Subject of the Agreement

1.1. Licensor hereby grants to Licensee the exclusive right to distribute during the Term and within the Territory the Channel by authorized Means (hereinafter referred to as "Granted rights").

1.2. No other rights, as specified directly in this Agreement, are granted to Licensee.

                       2.      Channel Delivery Terms

2.1. The Licensor shall deliver the Signal within the Territory through the satellite system Sirius-2 and transponder operating at an orbital position of 5(0) East +/- 0.5(0).

Licensor utilize VIACCESS television signal encryption system.

Satellite: SIRIUS-2
Orbit position: 5 degrees East
Transponder - 35
Frequency: 12380 MHz
Horizontal polarization
Symbol rate 27500
FEC: 3/4
Format: MPEG-2 DVB

The Channel shall be transmitted in digital multiplex stream in Moscow time.

Licensee shall by itself receive, decrypt the received signal of the Channel, encrypt the signal of the Channel utilizing VIACCESS television signal encryption system and distribute signal with image and sound of the Channel (hereinafter referred to as "Channel Signal") to Subscribers in the Territory by authorized Means, offer and sell subscriptions of the Channel to Subscribers.

Delivery of the signal of the Channel to any such authorized cable television systems shall be obtained via fiber optic cable.

During the Channel distribution the quality of the signal shall not be worse than that of Licensor's satellite transmissions and shall meet the requirements existing both in the Republic of Hungary and in the Territory.

2.2. Licensor may introduce changes to transmission techniques, the encryption system and the Satellite, provided that Licensor notifies the Licensee thereof at least 20 days prior to such changes taking effect.

2.3. Licensor hereby grants to Licensee the right to promote, advertise and market the Channel in the Territory. Licensee shall submit to Licenser the prototypes of materials, prepared for the mentioned purposes, for Licenser's prior written approval of such materials.

2.4. "NTV Mir" Channel shall be distributed via a separate specially allocated for that purpose channel and no part thereof may be transmitted on any other channel.

2.5. Should television signal delivery technical conditions change be replaced, the Licensee shall solely bear all costs in connection with the signal delivery to Subscribers.

2.6. The parties hereby expressly agree that the Licensor shall not have the right to change the name or brand of the "NTV Mir" if it so elects, and for the purpose of development of "NTV Mir" shall not have the right to broaden the scope of genres and themes forming the contents of "NTV Mir".

               3.      Rights and obligations of the Licensor

3.1. Licensor shall at his own cost and expense combine, encrypt and uplink the signal of the Channel to Sirius-2.

3.2. On demand of the Licensee, the Licensor shall provide the Licensee, or an authorised by the Licensee person, with smart cards at the cost of 30 (thirty) US dollars per unit (hereinafter - "equipment") in quantity required for the Licensee to receive the Channel and for distribution via cable and satellite.

Upon expiration of the Term or termination of this Agreement, the Licensee shall immediately return to Licensor all smart- cards. All risks of loss or damage of the equipment while in the Licensee's possession or control shall be borne by the Licensee.

3.3. The Licensor shall provide the Licensee with weekly Channel program guides no later than at 9:00 am (Moscow time) each Tuesday of a proceeding week.

The Licensor is entitled to interrupt the Channel transmission in emergency situations having immediately notified the Licensee hereof, and in cases of maintenance works (with maintenance schedule to be advised by the Licensor to the Licensee no later than two weeks in advance).

3.4. Upon no less than thirty (30) days' prior notice in writing, Licensor reserves the right to: (i) change the satellite or transponders by which the signal of the Channel is delivered, and/or (ii) change or modify the technical standard of the signal of the Channel.

3.5. Delivery of the signal may be subject to interruptions arising from technical breaks in transmission of the Channel Signal for periods, due to technical maintenance or replacement of the Earth Stations, provided that Licensor shall notify Licensee in writing of the break in the transmission no less than seven (7) days prior of such break in the transmission.

3.6. The Licensor shall uplink the signal of the Channel on the Satellite with a technical picture and sound quality commensurate with other digital video satellite feeds in the Territory.

               4.      Rights and obligations of the Licensee

4.1. The Licensee ensures performing of immediate transmission of the Channel (in real time and without any prior recordings made). The Licensee guarantee not editing in any way or to use the Channel pursuant hereto in such a way as to compromise the professional integrity, accuracy, or editorial or technical quality of the Channel or misrepresent any statements or facts contained in the Channel and further agrees to transmit all copyright notices appearing in the Channel exactly in the form as appearing herein.L

In the course of retransmission of the television signal of the Channel to the Subscribers, the quality of the television signal shall correspond to the requirements and standards applied in the Territory.

4.2. The Licensee is obliged not to let any third persons to make records of the Channel or any part thereof (including excepts others any Programmes or their parts) and do not use these records be any means, including assignment to third persons.

4.3. The Licensee shall on Licensor's request furnish it with program schedules as published in all local media.

4.4. The Licensee shall pay any taxes, charges, expenses and costs incurred in connection with the Channel reception and distribution. The Licensee shall also guarantee to obtain from relevant authorities or other agencies and pay for any licenses and permits required to distribute the Channel within the Territory.

4.5. The Licensee shall ensure payment of all amounts in respect of public performance, etc. due from TV broadcasters under the laws of the Territory.

4.6. The Channel will be distributed under Licensor's applicable logo. Licensor's applicable logo shall mean the graphic images of Licensor's trademark generated by Licensor's character generator and continuously displayed on TV screens during Channel transmission.

The Licensee shall be entitled to place its logo alongside Licensor's logo provided that the two logos do not superimpose. The License acknowledges that Licensor's name and logo are Licensor's sole property and will not be in any way used without Licensor's written consent.

4.7. Within five calendar days of expiration of each Reported Month the Licensee shall submit to Licensor full and accurate data on (Reporting Statement):

       -the total number of Subscribers in that month as of the first and the last days of such Reported Month;

       -the Average Number of Subscribers to be calculated by adding together the numbers of Subscribers as of the first and the last days of such Reported Month and dividing the resulting sum by two;

       -license rates for the Channel per subscriber.

4.8. Licensee is entitled to replace the advertising inserts which are not conforming with its interests or the requirements of the legislation in the Territory.

                   5.      Representations and Warranties

5.1. The Licensee declares and warrants to Licenser that Licensee is a corporation duly organized and validly existing under the laws of Liechtenstein and that Licensee has the power and authority to enter into this Agreement and to fully perform its obligations hereunder.

5.2. The Licensor declares and warrants to Licensee that Licenser is a company duly organised and validly existing under the laws of Liechtenstein and that Licensor has the power and authority, to enter into this Agreement and to fully perform its obligations hereunder.

5.3. The Licensor represents and warrants to Licensee that:

      - it has the full power, authority and right to grant to Licensee the Granted Rights,

      - the Granted Rights are not encumbered by any third party claims, rights or interests and will not constitute a breach of law or be defamatory.

5.4. The Licensor declares and warrants that delivered Channel Signal meets all quality requirements for its reception by Licensee.

5.5.    Licensee declares and warrants that it

      - possesses the experience, infrastructure and professional technical base needed to fulfil its duties according to the present Agreement,

      - holds all the permissions (licenses) according the legislation of the Territory, needed to fulfil its duties according to the present Agreement.

5.6. The Licensee warrants that undertake all possible acts in order to prevent unauthorised signal reception of NTV Mir Channel in the Territory.

5.7. Licensee declares and warrants not to distribute, record, reproduce the Channel in any other way (including in Global Computer Net Internet), with exemption of ways, specified directly in this Agreement.

5.8. Licensee will ensure that material contained in any marketing or promotional material developed by or for Licensee in connection with the distribution of the Channel will not infringe any copyright and other intellectual property rights or similar right or interest of any person, and will not constitute a breach of law.

5.9. Licensee, or its duly authorised person, at its own expense, shall obtain the licences and permissions needed to fulfil the terms of this Agreement according to the Territory's law.

                            6.      License fee

6.1. In consideration of the Granted rights hereunder Licensee shall pay Licensor on basis License fee computed as follows:

8000.00 (Eight thousand) USD for the period starting January 01, 2007 and ending December 31, 2007;

6.2.    License fee does not include VAT.

6.3. The Licensee shall pay the license fee in the following order:

- for January-March 2007 - not later than April 20, 2007;

- for April-June 2007 - not later that July 20, 2007;

- for July-September - not later than October 20, 2007;

For October-December 2007 - not later than December 20, 2007.

At the end of the license period Licensor shall invoice to the Licensee not later than 15 (fifteen) days from the end of the period. The fees shall be payable within ten (15) days from the day Licensor has issued the invoice.

6.4. Licensor has the right before the end of the Tern of Agreement to revise monthly license fee, set in Paragraph 6.1 hereto for the subsequent period, the amount of the revised monthly license fee will be set in the Supplementary agreement to this Agreement.

6.4. The payment date shall be deemed as the date on which the monetary funds are credited to Licensor account.

6.6. Any payments due to Licensor hereunder shall be paid to Licensor in US dollars without any deduction on account of any tax, duty, charge, withholding, fee or any commission due to any third person.

6.7. Banking expenses, debited in the country of Licensor and banking expenses of intermediary banks, are covered by Licensor. Banking expenses, debited in the country of Licensee, including expenses of intermediary banks are covered by Licensee.

                           7.      Force Majeure

7.1. Neither of the Parties to the Agreement bears responsibility toward the other Party for non- performance of the Agreement caused by what is known as a force majeure (higher power) such as, fire, lock-out, strike or other type of official legal dispute, union action, unrest or civil war, actions of a public enemy, or other actions by government (whether this is local or national government) or other action or event of a similar nature, over which the Party had no essential influence, which activity or event is deemed as that of a higher power.

7.2. T he parties shall advise each other in writing of the occurrence of force majeure circumstances within three (3) days of the beginning thereof. Otherwise, a party referring to force majeure circumstances shall be relieved from responsibility for the failure to fulfill its respective obligations hereunder; only from the date such notice is given.

The occurrence of such force majeure circumstances shall be confirmed by a certificate of the Chamber of Commerce and Industry of the country on the territory of which such circumstances occurred or by other competent authority.

7.3. If any event of force majeure shall continue for a period of sixty (60) consecutive days or ninety (90) days in the aggregate in any contract year during the Term, either Party shall have the right to terminate this Agreement upon thirty (30) days' notice, provided that such termination shall not be a breach of this Agreement and both Parties shall be relieved of their respective rights and obligations hereunder, except for those rights and obligations having accrued prior to the date of termination.

                             8.      Liability

8.1. In case of Licensee's failure to pay due date Licensor is entitled for payment of an interest of 0.2 percent of the fee due to pay for each day of delay.

The Licensor may suspend to the Licensee Signal transmission until the Licensee has fully paid the amounts due to the Licensor hereunder.

The Licensor may terminate this Agreement at any time upon written notice to Licensee if Licensee fails to pay Licensor any amount due under this Agreement and such failure has not been cured within (5) five days of the due date of Payment.

8.2. In case of reports delay more than iyou (5) calendar days, Licensor has the right to terminate the Agreement unilaterally. In this case Licensee shall pay a penalty in the amount of 100% of the monthly payment of the number of Subscribers for the respective month.

8.3. In case any claims and/or lawsuits brought by any third parties in regard to distribution of the Channel and conformity with the legislation of the Territory, the Licensor shall not be liable for it, Licensee shall, at its sole cost and expense, settle such disputes, claims and/or lawsuits.

8.4. In case of improper execution by one Party its obligations under the Agreement which caused harm, all liability and penalty compensation incurs Party in breach, including indemnity for all losses and litigation costs.

8.5. Should the Licensee breach any of the warranties, the Licensee shall pay to the Licensor a fine I the amount of one hundred US dollars (US$1,000.00).

8.6. Penalties provided under the Agreement shall be applicable only if the Party in breach is informed of its obligations to pay such penalties with a respective letter of claim sent by the other Party.

The Party in breach shall pay the penalties to the other Party within 10 (ten) banking days after receipt of a letter of claim of the latter.

Letters of claim and notices of termination of this Agreement shall be sent by registered or certified mail or by hand delivery with a recipient's signature requested.

The payment of fines and penalties does not release the Parties from the performance of their duties under the Agreement.

                    9.       Termination of the Agreement

This Agreement can be terminated either:

      -  by agreement of the Parties;

      - unilaterally by either Party if the other Party is in breach of its obligations hereunder, and does not remedy such breach within five (5) calendar days upon the receipt of the notice thereof. The Party in breach shall indemnify for any losses caused to another Party;

      - if an application for bankruptcy is filed by either Party under any bankruptcy act or a liquidation process is initiated in relation to any of the Parties during the term of this Agreement;

      - Licensor reserves the right to terminate the Agreement unilaterally by giving the Licensee Thirty (30) calendar days' prior written notice.

                    10.      ARBITRATION. APPLICABLE LAW


10.1. The issues of conclusion, termination, invalidity, performance of this Agreement, rights, duties and liability of the parties hereunder shall be governed and construed in accordance with international substantive law , without giving effect of its conflict of laws or choice of law rules.

                              11.      Notices

11.1. All notices, invoices, Subscribers reports, permissions, refusal and other communications sent in accordance with the Agreement shall be in writing and delivered in person, by mail, electronic mail or fax. Notifications sent by mail are deemed to have been received within seven (7) working days after the mailing date by certified or registered mail. Notifications sent by fax or by electronic mail are deemed as received after twenty-four (24) hours from their transmission.

Except if specified otherwise, such notices and communications shall be addressed to the address stated in Section 13 of this Agreement.

                           12.      Miscellanious

12.1. Nothing in this Agreement shall be deemed to create any joint venture, partnership or principal and agent relationship between the Licensor and the Licensee and no party shall hold itself out in its advertising or otherwise in any manner which would indicate or imply any such relationship with the other.

12.2. This Agreement contains the entire agreement of the parties with respect to the subject matter dealt with herein regarding NTV Mir and supersedes any previous agreements or understandings (whether written or oral) between the Licensor and the Licensee regarding NTV Mir. This Agreement may only be amended by a written instrument signed by duly authorized representatives of the parties.

12.3. The Licensor and the Licensee agree to keep the terms of this Agreement confidential and not to disclose such terms to any third party or make any announcement in relation to them without the prior written consent of the other

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

party. The parties further agree not to disclose by any means to any third party any confidential information relating to the business or affairs of the other party and the successors and assigns of the other party. The provisions of this clause shall remain in force notwithstanding the termination for any reason of this Agreement except and until any confidential information enters the public domain otherwise than through the default of the party receiving the same.

12.4. This Agreement is made in two counterparts, both equally valid, each of which consists of the text of this Agreement in the Russian and in the English languages. Should a discrepancy between the texts of this Agreement in Russian and in English occur, the text of this Agreement in Russian shall always prevail and govern.

The official languages of this Agreement and of all notices, amendments, documents, correspondence provided for hereunder shall be in English and Russian

IN WITNESS WHEREOF, the parties hereto have concluded this Agreement an attached their respective signatures thereto in a manner legally binding on them.

            13.      Addresses and bank details of the parties:

Licenssor:

NTV Hungary Commercial Limited Liability Company

Address: H-1125 Budapest, Kutvolgyi ut 23, Republic of Hungary
Account No. 11600006-00000000-04656452
SWIFT GIBAHUHB
Bank: Erste Bank Hungary's Parisi street branch
1052 Budapest Parisi street

Licensee:

   ((Analiticmedia -Grup))SA

Address: Moldova, MD-2068, A. Russo street, 1, of. 21
The Bank of New York, New York
SWIFT IRVTUSN3NXXX
ACCOUNT NO 890-0068-027 for Banca Sociala
SWIFT BSOC MD XXXX
IN FAVOUR OF " Analiticmedia -Grup " SA

ACCOUNT NO 2224703036051






Licensor:
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Title:

Licensee:
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Title:


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